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                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Optical Sensors Incorporated 1993 Stock Option Plan of our report dated January 19, 2001, with respect to the financial statements of Optical Sensors Incorporated included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.



/s/ Ernst & Young LLP
Minneapolis, Minnesota
October 3, 2001